(CRITICAL PATH LOGO   Critical Path, Inc.              415.541.2500 (Main)
                      350 The Embarcadero              415.541.2300 (Fax)
                      San Francisco, CA  94105-1204    www.criticalpath.net

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
THURSDAY, APRIL 29, 2004

               Critical Path Announces First Quarter 2004 Results

     Conference Call Scheduled for 5:00 p.m. ET on Thursday, April 29, 2004


SAN FRANCISCO (APRIL 29, 2004) - Critical Path, Inc. (Nasdaq: CPTH), a global provider of digital communications software and services, today announced financial results for the first quarter ended March 31, 2004.

      Revenues for the first quarter of 2004 were $17.1 million, compared to $20.0 million in the fourth quarter of 2003 and $18.0 million in the first quarter of 2003.

      Based on Generally Accepted Accounting Principles (GAAP) in the United States, net loss attributable to common shares for the first quarter of 2004 was $13.1 million, or $0.63 per share, compared to $18.1 million, or $0.89 per share, in the fourth quarter of 2003 and $26.9 million, or $1.36 per share, in the first quarter of 2003.

      Based on GAAP in the United States, the total of cost of net revenues and operating expenses, were $28.8 million in the first quarter of 2004, compared to $33.6 million in the fourth quarter of 2003 and $33.8 million in the first quarter of 2003.

      Cash operating expenses, which are comprised of cost of net revenues and operating expenses, excluding amortization, depreciation and restructuring charges, were $25.0 million in the first quarter of 2004, compared to $23.4 million in the fourth quarter of 2003 and $26.0 million in the first quarter of 2003.

      Earnings before interest, taxes, depreciation and amortization, adjusted to exclude special charges (Adjusted EBITDA), amounted to a loss of $7.9 million in the first quarter of 2004, compared to an Adjusted EBITDA loss of $3.5 million in the fourth quarter of 2003 and an Adjusted EBITDA loss of $7.9 million in the first quarter of 2003.


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
                              Critical Path Announces First Quarter 2004 Results


      "We accomplished a lot in the quarter, having brought on a new CEO and a new CFO as well as having raised $33.5 million of capital," said William McGlashan, Jr., chairman of Critical Path. "In addition, we saw continued business from customers such as Applied Materials and O2 as well as new business from customers such as CTI Movil and RM."

      As of March 31, 2004, the Company's cash and cash equivalents totaled $37.1 million, compared to its December 31, 2003 balance of $19.0 million and its March 31, 2003 balance of $31.4 million. During the first quarter of 2004, the Company raised $33.5 million through financings with multiple investors and repaid $2.3 million of its line of credit facility with Silicon Valley Bank.

REGULATION G

The Company uses both GAAP and non-GAAP metrics to measure its financial results. It utilizes two primary non-GAAP metrics: cash operating expenses and Adjusted EBITDA. The most directly comparable GAAP measures are of the total of cost of net revenues and operating expenses, and net loss attributable to common shares, respectively. Management believes that, in addition to GAAP metrics, these non-GAAP metrics assist the Company in measuring its cash-based performance. In addition, management believes these non-GAAP metrics are useful to investors because they remove unusual and nonrecurring charges that occur in the affected period and provide a basis for measuring the Company's financial condition against other quarters. Since the Company has historically reported non-GAAP results to the investment community, management also believes the inclusion of non-GAAP measures provides consistency in its financial reporting. However, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The calculations for cash operating expenses and Adjusted EBITDA are in the Alternative Measurement Reconciliation table below.

CONFERENCE CALL

Critical Path will host a conference call on Thursday, April 29, 2004, at 5:00 p.m. Eastern Time to discuss the financial results for the first quarter of 2004. The conference call is scheduled to last up to one hour. Those who would like to participate should dial 877-231-3543 (domestic) or +1 706-634-1329 (international) five to ten minutes prior to the scheduled start time. In addition, the conference call and a subsequent replay will be available via Web cast from the Company's


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                              Critical Path Announces First Quarter 2004 Results


Web site, www.criticalpath.net. A replay of the conference call will also be available by telephone for seven days following the call; to access the telephone replay, please dial 800-642-1687 (domestic) or +1 706-645-9291 (international), passcode 6914430. The Web cast and this earnings release will be available on the Company's Web site for twelve months following the conference call.

ABOUT CRITICAL PATH, INC.

Critical Path, Inc. (Nasdaq: CPTH) is a global provider of digital communications software and services, headquartered in San Francisco. More information is available at www.criticalpath.net.

Forward-Looking Statements:

This press release contains forward-looking statements by the Company and its executives regarding the performance, security, scalability and interoperability of our product and service offerings, the ability of our customers to achieve cost savings in the provision of services, industry trends, market and customer requirements, the ability of our products and services to meet the business needs of our customers, the market for products and services like ours and the performance of our senior management in achieving strategic goals. The words and expressions "look forward to," "will," "expect," "plan," "believe," "seek," "strive for," "anticipate," "hope," "estimate" and similar expressions are intended to identify the Company's forward-looking statements. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks include, but are not limited to, our evolving business strategy and the emerging and changing nature of the market for our products and services, our ability to deliver on our sales objectives, the ability of our technology and our competitors' technologies to address customer demands, changes in economic and market conditions, unplanned system interruptions and capacity constraints, software and service design defects. These and other risks and uncertainties are described in more detail in the Company's filings with the U.S. Securities and Exchange Commission (www.sec.gov) made from time to time, including Critical Path's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and all subsequent filings with the Securities and Exchange Commission (www.sec.gov). The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Note to Editors: See attached tables.

Note to Editors: Critical Path and the Critical Path logo are the trademarks of Critical Path, Inc. All other trademarks are the property of their holders.

                                      # # #

CONTACT INFORMATION
         FOR REPORTERS AND EDITORS:           FOR INVESTORS:
         Critical Path, Inc.                  Critical Path, Inc.
         Michelle Weber                       Investor Relations
         415.541.2575                         415.541.2619
         pr@criticalpath.net                  ir@criticalpath.net
         www.criticalpath.net                 www.criticalpath.net


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
                              Critical Path Announces First Quarter 2004 Results


                               CRITICAL PATH, INC.
                      Condensed Consolidated Balance Sheets
                                 (In thousands)

                                                                                    December 31,      March 31,
                                                                                        2003             2004
                                                                                     ----------       ----------
                                                                                             (Unaudited)
                                              ASSETS
Current assets
      Cash and cash equivalents                                                      $   18,984       $   37,131
      Accounts receivable, net                                                           16,880           16,704
      Other current assets                                                                4,664            5,355
                                                                                     ----------       ----------
         Total current assets                                                            40,528           59,190

Property and equipment, net                                                              14,821           13,304
Goodwill                                                                                  6,613            6,613
Other assets                                                                              5,763            7,751
                                                                                     ----------       ----------
         Total assets                                                                $   67,725       $   86,858
                                                                                     ==========       ==========

             LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND SHAREHOLDERS' DEFICIT

Current liabilities
      Accounts payable                                                               $    5,022       $    4,102
      Accrued liabilities                                                                20,755           22,280
      Deferred revenue                                                                    8,856            9,966
      Line of credit facility                                                             2,298               --
      Capital lease and other obligations, current                                        1,721            1,587
                                                                                     ----------       ----------
         Total current liabilities                                                       38,652           37,935
Deferred revenue                                                                          1,343            1,360
Convertible subordinated notes payable                                                   38,360           38,360
Convertible secured notes payable                                                        10,016           43,561
Capital lease and other obligations, long-term                                            1,295            1,009
                                                                                     ----------       ----------
         Total liabilities                                                               89,666          122,225
                                                                                     ----------       ----------

Mandatorily redeemable preferred stock                                                   55,301           55,288
                                                                                     ----------       ----------

Shareholders' deficit                                                                   (77,242)         (90,655)
                                                                                     ----------       ----------
         Total liabilities, mandatorily redeemable preferred stock
              and shareholders' deficit                                              $   67,725       $   86,858
                                                                                     ==========       ==========


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                              Critical Path Announces First Quarter 2004 Results


                               CRITICAL PATH, INC.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                    (In thousands, except per share amounts)

                                                                          Three Months Ended
                                                             --------------------------------------------
                                                             March 31,       December 31,      March 31,
                                                                2003             2003             2004
                                                             ----------       ----------       ----------
Net revenues
       Software license                                      $    5,047       $    7,201       $    4,251
       Hosted messaging                                           5,386            4,619            4,343
       Professional services                                      3,220            3,366            2,659
       Maintenance and support                                    4,381            4,776            5,825
                                                             ----------       ----------       ----------
           Total net revenues                                    18,034           19,962           17,078
                                                             ----------       ----------       ----------
Cost of net revenues
       Software license                                           1,797            1,008              911
       Hosted messaging                                           6,263            6,631            6,381
       Professional services                                      3,450            3,109            3,094
       Maintenance and support                                    1,929            1,224            1,449
       Stock-based expense - Hosted messaging                         8               --                5
       Stock-based expense - Professional services                    3               --               --
       Stock-based expense - Maintenance and support                  6               --               --
                                                             ----------       ----------       ----------
           Total cost of net revenues                            13,456           11,972           11,840
                                                             ----------       ----------       ----------
Gross profit                                                      4,578            7,990            5,238
                                                             ----------       ----------       ----------
Operating expenses
       Sales and marketing                                        9,309            6,834            6,939
       Research and development                                   4,623            5,003            5,779
       General and administrative                                 3,226            2,829            3,122
       Stock-based expense - Sales and marketing                     18               --               14
       Stock-based expense - Research and development                15               --               18
       Stock-based expense - General and administrative               9            5,082                9
       Restructuring and other expense                            3,189            1,852            1,065
                                                             ----------       ----------       ----------
           Total operating expenses                              20,389           21,600           16,946
                                                             ----------       ----------       ----------
Loss from operations                                            (15,811)         (13,610)         (11,708)
Non-operating expenses
       Interest and other income (expense), net                  (6,427)            (774)           3,667
       Interest expense                                            (769)            (932)          (1,580)
       Gain on investments, net                                      --              200               --
                                                             ----------       ----------       ----------
           Total non-operating expenses                          (7,196)          (1,506)           2,087
                                                             ----------       ----------       ----------
Loss before provision for income taxes                          (23,007)         (15,116)          (9,621)
Provision for income taxes                                         (194)            (102)            (366)
                                                             ----------       ----------       ----------
Net loss                                                        (23,201)         (15,218)          (9,987)
Accretion on mandatorily redeemable preferred stock              (3,665)          (2,917)          (3,147)
                                                             ----------       ----------       ----------
Net loss attributable to common shares                       $  (26,866)      $  (18,135)      $  (13,134)
                                                             ==========       ==========       ==========
Net loss per share attributable to
 common shares - basic and diluted                           $    (1.36)      $    (0.89)      $    (0.63)
                                                             ==========       ==========       ==========
       Weighted average common shares outstanding                19,666           20,415           21,014


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
                              Critical Path Announces First Quarter 2004 Results


                               CRITICAL PATH, INC.
                     Alternative Measurement Reconciliations
                                   (Unaudited)
                                 (In thousands)

                                                                                    Three Months Ended
                                                                       --------------------------------------------
                                                                       March 31,       December 31,      March 31,
                                                                          2003             2003             2004
                                                                       ----------       ----------       ----------
ADJUSTED EBITDA (1)
Net loss attributable to common shares                                 $  (26,866)      $  (18,135)      $  (13,134)
Adjustments
  Cost of net revenues
       Depreciation                                                         2,830            1,695            1,264
       Amortization of purchased technology                                    --               46               --
       Stock-based expense - Hosted messaging                                   8               --                5
       Stock-based expense - Professional services                              3               --               --
       Stock-based expense - Maintenance and support                            6               --               --
  Operating expenses
       Depreciation                                                         1,794            1,468            1,393
       Stock-based expense - Sales and marketing                               18               --               14
       Stock-based expense - Research and development                          15               --               18
       Stock-based expense - General and administrative                         9            5,082                9
       Restructuring and other expense                                      3,189            1,852            1,065
  Non-operating expenses
       Interest and other income and expense, net
           Change in fair-value of preferred stock instrument               6,200              720           (3,160)
           Other income and expense, net                                      227               54             (507)
       Interest expense                                                       769              932            1,580
       Gain on investments, net                                                --             (200)              --
       Provision for income taxes                                             194              102              366
       Accretion on mandatorily redeemable preferred stock                  3,665            2,917            3,147
                                                                       ----------       ----------       ----------
  Total non-cash and non-operating adjustments (2)                         18,927           14,668            5,194
                                                                       ----------       ----------       ----------
Adjusted EBITDA (1)                                                    $   (7,939)      $   (3,467)      $   (7,940)
                                                                       ==========       ==========       ==========

CASH OPERATING EXPENSES
Net loss attributable to common shares                                 $  (26,866)      $  (18,135)      $  (13,134)
Adjustments
  Total net revenues                                                      (18,034)         (19,962)         (17,078)
  Total non-cash, restructuring and non-operating adjustments (2)          18,927           14,668            5,194
                                                                       ----------       ----------       ----------
Cash Operating Expenses                                                $  (25,973)      $  (23,429)      $  (25,018)
                                                                       ==========       ==========       ==========

(1) Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted to exclude non-cash stock-based charges, extraordinary restructuring expenses, accretion on redeemable convertible preferred stock and other non-operating expenses.

(2) Total non-cash, restructuring and non-operating adjustments is defined in the Adjusted EBITDA table presented above.


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